Investment Company Act No. 811-08085


    As filed with the Securities and Exchange Commission on January 13, 1999


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


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                      American Skandia Advisor Funds, Inc.

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         4)  Date Filed:
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



                                                                American Skandia
                                                             Advisor Funds, Inc.
                                                                   P.O. Box 8012
                                                           Boston, MA 02266-8012
                                                        Telephone (203) 926-1888
                                                              Fax (203) 929-8071


January 15, 1999


Dear Valued Customer,

As a shareholder of the ASAF Janus Small-Cap Growth Fund (formerly, the ASAF Founders Small Capitalization Fund) (the "Fund") of American Skandia Advisor Funds, Inc. ("ASAF"), you are cordially invited to a special meeting of the shareholders of the Fund to be held at the offices of American Skandia
Investment Services, Inc. ("ASISI") at One Corporate Drive, Shelton, CT, on February 25, 1999 at 10:00 a.m.

At the special meeting, shareholders are being asked to approve or disapprove a proposal to approve a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Janus Capital Corporation regarding investment advice to the Fund. As of January 1, 1999, the name of the Fund was changed from the "ASAF Founders Small Capitalization Fund" to the "ASAF Janus Small-Cap Growth Fund," and Janus Capital Corporation began providing investment advice to the Fund under an interim Sub-Advisory Agreement. If the Proposal is approved, the new Janus Sub-Advisory Agreement will become effective March 1, 1999.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it promptly in the envelope provided to be received by ASAF on or before the close of business on February 24, 1999. If we do not receive sufficient votes to approve these proposals, we may have to send additional mailings or conduct telephone canvassing. Therefore, if you do not return your proxy card(s), you may receive a telephone call from our proxy solicitor D.F. King & Co., Inc. soliciting your vote.

Any questions or concerns you may have regarding the special meetings or the proxies can be directed to your financial representative. If you need assistance in completing your proxy card(s), please contact D.F. King at 1-888-414-5566.

Sincerely,


/s/Gordon C. Boronow
Gordon C. Boronow
Vice President
American Skandia Advisor Funds, Inc.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                        ASAF JANUS SMALL-CAP GROWTH FUND
                        (FORMERLY THE ASAF FOUNDERS SMALL
                              CAPITALIZATION FUND)

                                   To be held
                                February 25, 1999

To the Shareholders of the ASAF Janus Small-Cap Growth Fund of American Skandia Advisor Funds, Inc.:

         Notice is hereby given that a Special Meeting of Shareholders of the ASAF Janus Small-Cap Growth Fund (the "Fund") of American Skandia Advisor Funds, Inc. (the "Company") will be held at One Corporate Drive, Shelton, Connecticut 06484 on February 25, 1999 at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote (the "Meeting"), for the following purposes:

I. To consider the approval of a new  Sub-Advisory  Agreement  between  American
Skandia  Investment   Services,   Incorporated  and  Janus  Capital  Corporation
regarding investment advice to the ASAF Janus Small-Cap Growth Fund.

II. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The matter referred to above in I is discussed in detail in the Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on December 31, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote with respect to a proposal on which the Fund's shareholders are entitled to vote.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose. The proxy is being solicited on behalf of the Board of Directors.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By order of the Board of Directors

                                            /s/Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Advisor Funds, Inc.


January 15, 1999

                                                                 PROXY STATEMENT

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
                     OF THE ASAF JANUS SMALL-CAP GROWTH FUND
                        (FORMERLY THE ASAF FOUNDERS SMALL
                              CAPITALIZATION FUND)
                                       OF
                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                   To be held
                                February 25, 1999

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of American Skandia Advisor Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the ASAF Janus Small-Cap Growth Fund (formerly the ASAF Founders Small Capitalization Fund) (the "Fund") of the Company to be held at One Corporate Drive, Shelton, Connecticut 06484 on February 25, 1999 at 10:00 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about January 15, 1999.

         All shares of the Fund held by a shareholder of the Fund will be voted by the Company in accordance with voting instructions received from such shareholder. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. The Company has fixed February 24, 1999 as the last day on which proxies will be accepted.


         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Company. The Company has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, for a fee that is not expected to exceed $3,000 plus reasonable charges for mailing and telephone costs. Neither the Company nor the Fund will pay any of the costs of the Meeting, including the costs related to the solicitation of proxies.


     You may call D. F. King toll free at 1-888-414-5566 and authorize D.F. King to sign a proxy on your behalf. In addition, as the meeting date approaches, you may receive a phone call from a representative of D.F. King if the Company has not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below that are intended to determine accurately the shareholder's identity and voting instructions.

         When soliciting a proxy by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Fund owned and to confirm that you have received the proxy statement in the mail. The D.F. King representative will then explain the voting process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.


         The Annual Report of the Company, including audited financial statements for the fiscal year ended October 31, 1998 (the "Report"), has been previously sent to shareholders. The Company will furnish an additional copy of the Report to a shareholder upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on December 31, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share, regardless of class. As of the Record Date, the following number of shares of capital stock of the Fund were outstanding: 1,450,658.


         American Skandia Investment Services, Inc. ("ASISI") is the investment manager for all the Company's funds, including the Fund. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of American Skandia Marketing, Incorporated ("ASM"), which is the distributor of the Fund. The principal offices of ASISI, ASIHC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.


         Prior to January 1, 1999, Founders Asset Management LLC ("Founders"), 2930 East Third Avenue, Denver, Colorado 80206, served as sub-advisor to the Fund and, subject to the supervision and control of ASISI and the Board of Directors, determined the securities to be purchased for and sold from the Fund. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.


         Under a Sub-advisory Agreement with ASISI, Janus Capital Corporation ("Janus") has served as sub-advisor to the Fund since January 1, 1999, and, subject to the supervision and control of ASISI and the Board of Directors, determines the securities to be purchased and sold from the Fund. Janus has its principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Kansas City Southern Industries, Inc. ("KCSI"), 114 West 11th Street, Kansas City, Missouri 64105, owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board. The purpose of this Meeting is to approve a sub-advisory agreement between ASISI and Janus so that Janus can continue to serve as sub-advisor to the Fund.

         The Administrator of the Fund, and every other fund of the Company, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.


         Shareholders of the Fund are being asked to consider and vote on a new sub-advisory agreement for the Fund. As explained in more detail below, the sub-advisory agreement for the Fund with Founders has been terminated, and shareholders are being asked to approve a new sub-advisory agreement between the Fund and Janus. The termination of Founders and the decision to retain Janus, along with the terms of the new sub-advisory agreement are discussed below.


                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                         AND JANUS CAPITAL CORPORATION.

Background

         Since the Fund commenced operations on July 28, 1997, ASISI has served as Investment Manager to the Fund pursuant to an Investment Management Agreement with the Company (the "Present Investment Management Agreement"). The Present Investment Management Agreement, effective June 1, 1997 and as reapproved on April 8, 1998, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund's operations, the Manager may engage, subject to approval of the Board of Directors and, where required, the shareholders of the Fund, a sub-advisor to provide advisory services in relation to the Fund. The Manager may delegate to the sub-advisor the duty, among other things, to formulate and implement the Fund's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Fund.

         In accordance with this provision for delegation of authority, the Manager entered into a sub-advisory agreement, effective April 1, 1998 with Founders (the "Founders Sub-Advisory Agreement"), pursuant to which the above duties were delegated by the Manager to Founders. The Founders Sub-Advisory Agreement was approved by shareholders of the Fund on February 24, 1998. The approval of the Founders Sub-Advisory Agreement was required as a result of the transaction in which Founders was acquired by Mellon Bank. Under the Founders Sub-advisory Agreement and predecessor agreements, Founders and its predecessor company have served as sub-advisor to the Fund since the Fund commenced operations on July 28, 1997.


         The Founders Sub-Advisory Agreement, and predecessor agreements with Founders and its predecessor have been approved annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company as defined under the Investment Company Act (the "Independent Directors"). The Founders Sub-Advisory Agreement was most recently approved by the Board on April 8, 1998.


         At a telephonic meeting held on October 12, 1998, the Board of Directors received a proposal from ASISI to terminate the Founders Sub-Advisory Agreement and to replace Founders with Janus as sub-advisor to the Fund. At this meeting, the Board of Directors approved the termination of the Founders
Sub-Advisory Agreement, and gave preliminary approval to retaining Janus as sub-advisor. At an in-person meeting held on December 16, 1998, the Board of Directors gave formal approval to a new sub-advisory agreement with Janus (the "New Janus Sub-Advisory Agreement"), and authorized the submission of the New Janus Sub-Advisory Agreement for shareholder approval and the preparation of this proxy statement. The terms and conditions of the New Janus Sub-Advisory Agreement are identical in all material respects with those of the Founders Sub-Advisory Agreement, with the exception of a decreased sub-advisory fee rate, the effective date, the identity of the sub-advisor, and a change in the name of the Fund to the "ASAF Janus Small-Cap Growth Fund." The Investment Management Agreement, including the fee payable to the Manager thereunder, is not proposed to be changed except to the reflect the change in the Fund's name, and therefore, shareholder approval of the New Investment Management Agreement is not required.

         In support of its recommendation to engage Janus as sub-advisor to the Fund pursuant to the terms of the New Janus Sub-Advisory Agreement, the Manager informed the Board of Directors of its belief that appointment of Janus as sub-advisor to the Fund pursuant to these terms and the implementation of revised investment policies and restrictions would assist the Fund in efforts to achieve its investment objective and increase its net assets.

         The Founders Sub-Advisory Agreement was terminated as of the close of business on December 31, 1998. The New Janus Sub-Advisory Agreement will not become effective until March 1, 1999 (or, if shareholder approval of the Proposal occurs after February 25, 1999, two business days after such approval) (such date being hereinafter referred to as the "Effective Date"). Consequently, Janus has served as sub-advisor to the Fund under an interim sub-advisory agreement (the "Interim Janus Sub-Advisory Agreement") since January 1, 1999. The Interim Janus Sub-Advisory Agreement will terminate as of the Effective Date. If the New Janus Sub-Advisory Agreement is disapproved by shareholders, or is not approved prior to May 1, 1999, the Interim Janus Sub-Advisory Agreement will terminate automatically. In that event, ASISI will attempt to obtain shareholder approval of a sub-advisory agreement with another sub-advisor, who will provide sub-advisory services to the Fund on an "at-cost" basis until such shareholder approval is obtained.

The Founders Sub-Advisory Agreement

         The following description of the Founders Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         Under the terms of the Founders Sub-Advisory Agreement, Founders agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Fund which was managed in accordance with the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company and in accordance with the Company's Articles of Incorporation and By-laws. Subject to the supervision and control of the Manager, which was in turn subject to the supervision and control of the Board of Directors, Founders, in its discretion, determined and selected the securities to be purchased for and sold from the Fund from time to time and placed orders with and gave instructions to brokers, dealers and others to cause such transactions to be executed.

         Under the Founders Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Founders Sub-Advisory Agreement, Founders was not liable to the Company or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Company in connection with any service provided under the Founders Sub-Advisory Agreement.

         The Manager was responsible for payment of Founders' compensation under the Founders Sub-Advisory Agreement. Founders' compensation for the services provided under the Founders Sub-Advisory Agreement was computed at an annual rate and was payable monthly in arrears, based on the average daily net assets of the Fund for each month. For all services rendered, the Manager calculated and paid Founders at the annual rate of .50% of the average daily net assets of the Fund not in excess of $250 million; plus .45% of the portion of the average daily net assets over $250 million. In computing the fee to be paid to Founders, the net asset value of the Fund was determined as set forth in the current registration statement of the Company. Janus receives this rate of compensation under the Interim Janus Sub-Advisory Agreement, and will do so until the New Janus Sub-Advisory Agreement is approved and takes effect or the Interim Janus Sub-Advisory Agreement is otherwise terminated.

         The Founders Sub-Advisory Agreement provided that it shall remain in effect for one year from the date of the agreement, and was renewable annually thereafter by specific approval of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined under the Investment Company Act). In either event, such renewal was also required to be approved by the vote of a majority of the Independent Directors. The Founders Sub-Advisory Agreement could be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and would automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Founders had received prior written notice thereof) upon termination of the Present Investment Management Agreement.

         The Founders Sub-Advisory Agreement was terminated by ASISI as of the close of business on December 8, 1998. The termination, rather than continuance, of the Founders Sub-Advisory Agreement reflected the determination of the Manager and the Board of Directors that it would be in the interests of the Fund's shareholders to enter into the New Janus Sub-Advisory Agreement described below. Founders' compensation under the Founders Sub-Advisory Agreement was prorated to the date of termination.


         As of June 30, 1998, Founders managed assets totaling approximately $7.5 billion.


The New Janus Sub-Advisory Agreement

         The following description of the New Janus Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New Janus Sub-Advisory Agreement are the same in all material respects to those of the Founders Sub-Advisory Agreement, with the exception of the identity of the service provider, the decreased sub-advisory fee rate payable by the Manager, the effective date and the name of the Fund. In addition, certain clarifying changes that are not believed to be material have been made to the New Janus Sub-Advisory Agreement. As compensation for the services to be rendered under the New Janus Sub-Advisory Agreement, the Manager, and not the Company or the Fund, will pay Janus a fee at the annual rate of .50% of the Fund's average daily net assets not in excess of $100 million; plus .45% of the Fund's average daily net assets over $100 million but not in excess of $500 million; plus .40% of the average daily net assets over $500 million but not in excess of $1 billion; plus .35% of the Fund's daily net assets in excess of $1 billion. As of the current date, Janus has agreed to voluntarily waive a portion of the above fees equal to .05% on assets over $400 million but not in excess of $500 million and .05% on assets over $900 million but not in excess of $1 billion. This waiver is voluntary, and may be discontinued by Janus at any time. In computing the fee to be paid to Janus, the net asset value of the Fund shall be determined as set forth in the then current registration statement of the Company. If the New Janus Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.


         For the fiscal year ended October 31, 1998, the amount of the sub-advisory fee paid by the Manager to Founders for services rendered under the Founders Sub-Advisory Agreement was $25,777. If the New Janus Sub-Advisory Agreement had been in effect for this fiscal year, the amount of the sub-advisory fee paid by the Manager to Janus for services rendered under the New Janus Sub-Advisory Agreement would also have been $25,777.


         If the New Janus Sub-Advisory Agreement is approved by the shareholders of the Fund, it will become effective on the Effective Date. The New Janus Sub-Advisory Agreement will remain in effect for an initial one year term and is renewable thereafter by specific approval of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined under the Investment Company Act). In either event, such renewal shall also be required to be approved by the vote of a majority of the Independent Directors. Like the Founders Sub-Advisory Agreement, the New Janus Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company
Act) or (provided Janus has received prior written notice thereof) upon termination of the New Investment Management Agreement.

         As discussed in more detail below, the Board of Directors and the Manager believe that approval of the New Janus Sub-Advisory Agreement is in the best interests of the Fund and its shareholders because of the high quality of the services expected to be provided under the New Janus Sub-Advisory Agreement. In addition, the New Janus Sub-Advisory Agreement could facilitate efforts to increase the Fund's assets, which may have beneficial effects on Fund and Company expenses.

The Proposed Sub-Advisor

         Janus serves as investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. Janus has its principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Kansas City Southern Industries, Inc. ("KCSI"), 114 West 11th Street, Kansas City, Missouri 64105, owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board.

     In addition to Mr. Bailey, the other directors of Janus are: James P. Craig, Vice Chairman and Chief Investment Officer of Janus; Michael E. Herman, President, Kansas City Royals Baseball Team and Finance Committee Chairman, Ewing Marion Kauffman Foundation; Thomas A. McDonnell, President, DST
Technologies, Inc. and President, Chief Executive Officer and Director, DST Systems, Inc.; Landon H. Rowland, President and Chief Executive Officer of KCSI; and Michael Stolper, President, Stolper & Co., Inc. Each of the directors may be reached through Janus at the above address.

         Janus acts as an investment adviser or sub-advisor to various other investment companies, some series of which have investment objectives and programs similar to the investment objective and proposed investment program for the Fund, as described in more detail below (collectively, the "Comparable Janus Funds"). As investment adviser to the Janus Venture Fund, Janus performs certain administrative and other duties, which it will not be required to perform for the Fund under the New Janus Sub-Advisory Agreement. For each Comparable Janus Fund, the following chart lists the total assets at December 31, 1998, as well as the current advisory or sub-advisory fee rate payable to Janus.


----------------- ----------- ---------------- ------------------------------
                                 Total Net
                                  Assets
                                    at
                  Advisor      December 31,
   Comparable     or               1998
   Janus Fund     Sub-Advisor  (in millions)           Fee Rate
----------------- ----------- ---------------- ------------------------------
----------------- ----------- ---------------- ------------------------------
     Janus         Advisor       $1,246.0      .75% of the first $300  million
Investment Fund                                of  the  fund's  average  daily
- Janus Venture                                net  assets,  .70% of the  next
      Fund                                     $200  million,  and  .65%  of the
                                               average   daily  net   assets  in
                                               excess of $500 million.
----------------- ----------- ---------------- ------------------------------
----------------- ----------- ---------------- ------------------------------

   AST Janus      Sub-Advisor     $284.9       .50% of the first $100  million
   Small-Cap                                   of  the  fund's  average  daily
Growth                                         Portfolio net assets, .45% of the
                                               next  $400  million,  .40% of the
                                               next  $500  million,  and .35% of
                                               the  average  daily net assets in
                                               excess of $1 billion.1
----------------- ----------- ---------------- ------------------------------


1 Janus has agreed to voluntarily waive a portion of the above fees equal to .05% on assets over $400 million but not in excess of $500 million and .05% on assets over $900 million but not in excess of $1 billion. This waiver is voluntary, and may be discontinued by Janus at any time.

The Evaluation by the Board of Directors

         In evaluating the New Janus Sub-Advisory Agreement, the Board of Directors received information and reviewed materials furnished by the Manager, including information about Founders' operations and management of the Fund and Janus' personnel, operations and anticipated management of the Fund. Consideration was given to the decreased fee rate payable by the Manager under the New Janus Sub-Advisory Agreement, and the fact that the Investment Management fees payable by the Fund will remain the same. Therefore, although the Manager's net compensation will increase, the Fund's shareholders will not pay any additional fees as a result of the change in sub-advisors.

         Consideration was given to the Manager's report of the Fund's under-performance since its inception in July of 1997 to the Russell 2000 Growth Index and other mutual funds with similar investment objectives, and to the Manager's belief that such under-performance was not accompanied by any reduction in risk relative to such index and the other mutual funds. The Board also considered the under-performance and risk characteristics of a similarly-managed investment company portfolio for which ASISI served as investment manager and Founders served as sub-advisor since the portfolio commenced operations on January 4, 1994. Consideration was also given to recent organizational and management changes at Founders. The Manager provided its assessment that replacement of the Sub-advisor for the Fund and approval of the New Janus Sub-advisory Agreement could improve the Fund's performance. The Manager's recommendation of Janus was based, among other factors, on (1) the performance of other funds with similar investment objectives and investment styles that are managed by Janus, (2) the Janus personnel who will be involved in the management of the Fund, including the fact that the head of the team responsible for managing the Fund will be the Chief Investment Officer of Janus, and (3) the experience of the Company and the Manager with the sub-advisory services provided by Janus, including the high-quality services provided by Janus for two other portfolios of the Company and for other investment company portfolios for which the Manager serves as Investment Manager.

         The Board of Directors also considered that (1) the overall reputation and standing of Janus in the U.S. mutual fund industry is excellent, and (2) the terms of the New Janus Sub-advisory Agreement will remain materially unchanged from those of the Founders Sub-Advisory Agreement, except for the identity of the sub-advisor, the effective date, the name of the Fund, and the sub-advisory fee rate. In addition to considering the investment advisory capabilities of Janus in terms of potential benefits in the investment performance of the Fund, the Board of Directors also considered that the capabilities and reputation of Janus will facilitate efforts to increase the Fund's assets, with possible beneficial effects on Fund and Company expenses.

         Based upon its evaluation, the Board of Directors concluded that the Manager's engagement of Janus as Sub-advisor to the Fund likely would offer the Fund access to highly effective management and advisory services and capabilities. The Board of Directors concluded further that the terms of the New Janus Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Fund and its shareholders.

         In order to provide for the services described in the New Janus Sub-Advisory Agreement, the shareholders are being asked to approve the New Janus Sub-Advisory Agreement.

               THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I.
            ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS
                                WILL BE SO VOTED.

Change in Fund Name

         As of December 31, 1998, the name of the Fund was changed from the "ASAF Founders Small Capitalization Fund" to the "ASAF Janus Small-Cap Growth Fund." If the Proposal is approved, the New Investment Management Agreement and the New Janus Sub-Advisory Agreement will become effective.

Changes in Non-Fundamental Investment Policies

         As discussed above, the Fund's investment objective of seeking capital appreciation will not be changed as a result of approval of the Proposal. However, in order to conform the investment policies of the Fund to the investment program that has been formulated by Janus, a number of changes to the non-fundamental investment policies of the Fund will be implemented if the New Janus Sub-Advisory Agreement is approved. The following description outlines the investment policies of the Fund as it is currently managed, and compares such policies to those under which the Fund would be managed under the New Janus Sub-Advisory Agreement. Shareholder approval of these changes is not required; the following description is being provided solely for the information of the Fund's shareholders.

         In general, investment decisions for the Fund currently are based on an approach which normally will have the Fund's total assets invested at least 65% in common stocks of U.S. companies with market capitalizations or annual revenues of $1.5 billion or less. In selecting the small and medium-sized companies in which the Fund will invest, Founders attempts to identify companies with capable management and fertile operating areas, as well as sound financial and accounting policies, effective research and successful product development and marketing, efficient service, and pricing flexibility. The Fund attempts to avoid investing in companies where operating results may be affected adversely by excessive competition, severe government regulation, or unsatisfactory productivity.

         The Fund's primary emphasis on small and medium-sized companies may involve greater risk and fluctuations in value than is customarily associated with an emphasis on more established companies. While common stocks usually constitute a large majority of the Fund's holdings, the Fund remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Fund's sub-advisor. The Fund may, from time to time, take positions in, among other things, securities convertible into common stock, preferred stocks, bonds, debentures, and other corporate obligations if the sub-advisor believes that these investments offer opportunities to help achieve the Fund's objective of capital appreciation. In addition, the Fund may purchase securities of foreign issuers (and use forward foreign currency exchange contracts in connection with its foreign investments), may enter into options and futures contracts for hedging purposes, may invest in illiquid securities, and may make temporary investments in cash or cash equivalents if Founders determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions.

         If the New Janus Sub-advisory Agreement is approved, investment decisions for the Fund will similarly be based on an approach which normally will have the Fund's total assets invested at least 65% in common stocks of companies with market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. Janus will generally take a "bottom-up" approach to building the Fund, in which it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities generally will be selected without regard to any defined industry sector or similarly defined selection procedure, and realization of income will not be a significant investment consideration.

         As under the Founders Sub-advisory Agreement, the smaller or newer issuers that the Fund will tend to invest in are more likely to realize substantial growth as well as suffer more significant losses than larger or more established issuers. While Janus will invest substantially all of the Fund's assets in common stocks to the extent it believes that the relevant market environment favors profitable investing in those securities, the Fund may also invest to a lesser degree in other types of securities, including certain types of securities in which the Fund may not currently invest. The other types of securities in which the Fund may invest include preferred stocks, warrants, convertible securities, debt securities (including high-yield bonds), mortgage- and asset-backed securities, zero coupon, pay-in-kind and step coupon securities. In addition, the Fund may enter into futures contracts, options and other derivative securities for hedging purposes or, to a limited extent, to enhance return, and may sell securities short "against-the-box."

Other Matters and Shareholder Proposals


     The following table sets forth, as of December 3, 1998, each shareholder who owns more than 5% of any class of the Fund's shares.

------------ ---------------------------- -------------------------- -----------
             Name and Address of          Number of Shares            Percent of
Class        Beneficial Owner             Beneficially Owned*           Class
------------ ---------------------------- -------------------------- -----------
------------ ---------------------------- -------------------------- -----------
A            Delaware Charter Gty &                     16,671.939         7.72%
             Trust Co FBO Petroleum
             Financial Inc. 401(k)
------------ ---------------------------- -------------------------- -----------

*As  defined  by  the  Securities  and  Exchange   Commission,   a  security  is
beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

         The Directors and Officers of the Company as a group owned less than 1% of the shares of each class of the Fund.


         The Board of Directors intends to bring before the Meeting the matter set forth in the Proposal of the foregoing Notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meetings will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less.

         Shares held by shareholders present in person or represented by proxy at a Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at a Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares, or if the broker has and exercises discretionary voting power. The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         Shareholders having more than one account in the Fund may receive separate mailings for each account containing this proxy statement and a proxy card. It is important to mark, sign, date and return all proxy cards received.

         In the event that sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion.

         The Company is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Company's Articles of Incorporation.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Company certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Company a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                            By order of the Board of Directors

                                            /s/Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Advisor Funds, Inc.

Exhibit A-1

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                             SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")   and   Founders   Asset   Management   LLC  (the
"Sub-Adviser").

                               W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the "Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF Founders Small Capitalization Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated June 1, 1997, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company as in effect from time to time (together, the "Registration Statement"), the Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and the Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series or portfolios of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series or portfolios.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F on behalf of the Fund. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares in the Fund and recommendations by the Investment Manager in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in Section 9 of this Agreement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

     (a) The Articles of Incorporation of the Company, as in effect on the date hereof;

     (b)  The By-laws of the Company, as in effect on the date hereof;

     (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

     (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

     (e)  The Management Agreement;

     (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof; and

     (g) A list of companies the securities of which are not to be bought or sold for the Fund.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

     (a) The Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission as of the date hereof;

     (b)  The Sub-Adviser's most recent balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Adviser   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

     (d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. Purchases and sales of individual securities on behalf of the Fund and other series or portfolios of the Company or other accounts for investors or institutions as to which the Sub-Adviser exercises investment discretion will be made on a basis that is equitable and consistent with its fiduciary obligations to the Fund and such other accounts. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Adviser:               Founders Asset Management LLC
                           Founders Financial Center
                           2930 East Third Avenue
                           Denver, Colorado 80206
                           Attention: General Counsel

Company:                   American Skandia Advisor Funds, Inc.
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is April 1, 1998.

FOR THE INVESTMENT MANAGER:         FOR THE SUB-ADVISER:



-------------------------------     -------------------------
John Birch
Chief Financial Officer


Date:    ________________________   Date:_____________________


Attest:  _________________________  Attest:____________________

                      American Skandia Advisor Funds, Inc.
                     ASAF Founders Small Capitalization Fund
                             Sub-Advisory Agreement

                                    EXHIBIT A




         An annual rate of .50% of the portion of the average daily nets assets of the Fund not in excess of $250 million; plus .45% of the portion over $250 million.

Exhibit A-2

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment Services, Incorporated (the "Investment Manager") and Janus Capital Corporation (the "Sub-Adviser").

                               W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the "Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF Janus Small-Cap Growth Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated March 1, 1999, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company as in effect from time to time (together, the "Registration Statement"), the Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and the Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series or portfolios of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series or portfolios.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13G and Form 13-F on behalf of the Fund. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers, including, to the extent permissible under applicable law, brokers or dealers affiliated with the Sub-Adviser, to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. The Investment Manager shall, to the extent necessary and within its control, assist in the establishment and maintenance of brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of securities for the Fund pursuant to this Agreement. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser to the extent permissible under applicable law.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares in the Fund, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

         The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the ICA or other applicable law other than to provide notice to the Custodian of any positions requiring segregation and the Fund's assets that may be segregated.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in the Registration Statement relating to the Sub-Adviser's activities in connection with the investment program for the Fund. Notwithstanding the foregoing, the Sub-Adviser is not required to provide proprietary information to the Investment Manager not otherwise required for the Sub-Adviser to perform its responsibilities pursuant to this Agreement; nor is the Sub-Adviser responsible for the Fund accounting or required to generate information derived from Fund accounting data.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser. Any reimbursement of management fees required by any expense limitation provision or in connection with any liability arising out of its violation of Section 36(b) of the ICA shall be the sole responsibility of the Investment Manager.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

     (a) The Articles of Incorporation of the Company, as in effect on the date hereof;

     (b) The By-laws of the Company, as in effect on the date hereof;

     (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

     (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

     (e)  The Management Agreement;

     (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof; and

     (g) A list of companies the securities of which are not to be bought or sold for the Fund.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager shall promptly furnish the Sub-Adviser with additional information as may be reasonably necessary for, or reasonably requested by, the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

     (a) The Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission as of the date hereof;

     (b)  The Sub-Adviser's most recent balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Adviser   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

     (d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder; and (v) it has been duly incorporated and is validly existing and in good standing as a corporation under the laws of its state of incorporation.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics, and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable law.

         The Investment Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Adviser:               Janus Capital Corporation
                           100 Fillmore Street
                           Denver, Colorado 80206-4923
                           Attention: General Counsel

Company:                   American Skandia Advisor Funds, Inc.
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is March 1, 1999.

FOR THE INVESTMENT MANAGER:         FOR THE SUB-ADVISER:



-------------------------------     -------------------------
John Birch
Chief Financial Officer


Date:    ________________________   Date:_____________________


Attest:  _________________________  Attest:____________________

                      American Skandia Advisor Funds, Inc.
                        ASAF Janus Small-Cap Growth Fund
                             Sub-Advisory Agreement

                                    EXHIBIT A




An annual rate of .50% of the portion of the average daily net assets of the Fund less than $100 million; plus .45% of the portion over $100 million but not in excess of $500 million; plus .40% of the portion over $500 million but not in excess of $1 billion; plus .35% of the portion in excess of $1 billion.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC,

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                        ASAF JANUS SMALL-CAP GROWTH FUND
             (FORMERLY THE ASAF FOUNDERS SMALL CAPITALIZATION FUND)
                         TO BE HELD ON FEBRUARY 25, 1999

         The undersigned hereby appoints Lucinda Cicarello and Andrea Hinks each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Fund of American Skandia Advisor Funds, Inc. (or "Company") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the ASAF Janus Small-Cap Growth Fund to be held at 10:00 a.m., Eastern Time, on February 25, 1999 at the offices of the Company at One Corporate Drive, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Company. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."


HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[]   PLEASE MARK VOTES
     AS IN THIS EXAMPLE



--------------------------------------------------
 AMERICAN SKANDIA ADVISOR FUNDS, INC.                 THE BOARD OF DIRECTORS OF THE COMPANY  RECOMMENDS  VOTING FOR THE FOLLOWING
                                                      PROPOSALS:

--------------------------------------------------
 ASAF JANUS SMALL-CAP GROWTH FUND
                                                                                                        For     Against     Abstain
                                                             I. TO APPROVE A NEW SUB-ADVISORY
                                                              AGREEMENT  BETWEEN AMERICAN  SKANDIA
                                                              INVESTMENT SERVICES, INCORPORATED AND
                                                              JANUS CAPITAL CORPORATION
                                                              REGARDING INVESTMENT  ADVICE
                                                              TO THE ASAF  JANUS SMALL-CAP GROWTH
                                                              FUND.

                                                             THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE
                                                             PROPOSALS IF NO CHOICE IS INDICATED.

                                                             THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                                             THE COMPANY.

Please be sure to sign and date this Proxy   Date: _______________



                                                                                Mark box at right if an address change has been
                                                                                noted on the reverse side of this card.   []




__________________________________________________________
             Shareholder sign here      Co-owner sign here                      RECORD DATE SHARES:
------------------------------------------------------------------------------------------------------------------------------------
